EXHIBIT 10.7

RESTRICTED STOCK UNIT AWARD AGREEMENT
(2016 Long-Term Incentive Plan for Associates)

This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “AGREEMENT”) is made to be effective as of [Grant Date] (the date on which the COMMITTEE (as defined below) approves the award, referred to as the “GRANT DATE”), by and between Abercrombie & Fitch Co., a Delaware corporation (the “COMPANY”), and [Participant Name], an employee of the COMPANY or one of the COMPANY’s subsidiaries or affiliates (“PARTICIPANT”).

WITNESSETH:

WHEREAS, pursuant to the provisions of the 2016 Long-Term Incentive Plan for Associates of the COMPANY (the “PLAN”), the Compensation and Organization Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY (the “BOARD”) administers the PLAN; and

WHEREAS, the COMMITTEE has determined that PARTICIPANT should be granted rights to receive [Shares Granted] shares of Class A Common Stock, $0.01 par value, of the COMPANY (such rights, the “RESTRICTED STOCK UNITS”), subject to the restrictions, conditions and other terms set forth in this AGREEMENT;

NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

1.    Grant of RESTRICTED STOCK UNITS. Pursuant to, and subject to, the terms and conditions set forth in this AGREEMENT and in the PLAN, the COMPANY hereby grants to PARTICIPANT [Shares Granted] RESTRICTED STOCK UNITS of the COMPANY (subject to adjustment as provided in Section 11(c) of the PLAN and Section 5(F) of this AGREEMENT, if applicable). Each RESTRICTED STOCK UNIT shall represent the right to receive one issued and outstanding share of Class A Common Stock, $0.01 par value (the “SHARES”), of the COMPANY, but shall be subject to the restrictions, conditions and other terms set forth in this AGREEMENT.

2.    Terms and Conditions of the RESTRICTED STOCK UNITS.

(A)    RESTRICTED PERIOD. Except as provided under Sections 3 and 4 of this AGREEMENT, the period of restriction (the “RESTRICTED PERIOD”), after which the RESTRICTED STOCK UNITS shall become vested and no longer be subject to forfeiture to the COMPANY shall lapse according to the following schedule:

(i)    the RESTRICTED PERIOD shall lapse as to 33.3% of the RESTRICTED STOCK UNITS (subject to adjustment as provided in Section 11(c) of the PLAN), and such RESTRICTED STOCK UNITS shall become vested, on the first anniversary of the “VESTING DATE”. The VESTING DATE shall be defined as the later of (1) the date for vesting which is approved by the COMMITTEE and then recorded and communicated through the System of Record and which shall not be earlier than the GRANT DATE; or (2) the date on which PARTICIPANT signs the Non-Competition and Non-Solicitation Agreement for which all or part of the consideration is formed by the grant of the RESTRICTED STOCK UNITS covered by this AGREEMENT (the “NON-COMPETE”), provided PARTICIPANT is employed by the COMPANY or a subsidiary or affiliate of the COMPANY on such date;

(ii)    the RESTRICTED PERIOD shall lapse as to 33.3% of the RESTRICTED STOCK UNITS (subject to adjustment as provided in Section 11(c) of the PLAN), and such RESTRICTED STOCK UNITS shall become vested, on the second anniversary of the VESTING DATE, provided PARTICIPANT is employed by the COMPANY or a subsidiary or affiliate of the COMPANY on such date;

(iii)    the RESTRICTED PERIOD shall lapse as to 33.4% of the RESTRICTED STOCK UNITS (subject to adjustment as provided in Section 11(c) of the PLAN), and such RESTRICTED STOCK UNITS shall become vested, on the third anniversary of the VESTING DATE, provided PARTICIPANT is employed by the COMPANY or a subsidiary or affiliate of the COMPANY on such date; and

(B)    Non-Transferability of RESTRICTED STOCK UNITS. RESTRICTED STOCK UNITS may not be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of PARTICIPANT to any party (other than the COMPANY or a subsidiary or affiliate of the COMPANY) or assigned or transferred (whether by operation of law or otherwise) by PARTICIPANT, otherwise than by will or by the applicable laws of descent and distribution, and the RESTRICTED STOCK UNITS shall not be subject to execution, attachment or similar process.

(C)    Lapse of RESTRICTED PERIOD. Upon the lapse of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, as promptly as is reasonably practicable, and in no case later than March 15th of the year after the year the RESTRICTED PERIOD lapses, SHARES of the COMPANY shall be issued to PARTICIPANT and the COMPANY shall deliver a stock certificate or other appropriate documentation evidencing the number of SHARES of the COMPANY issued in settlement of such vested RESTRICTED STOCK UNITS to PARTICIPANT.

(D)    Tax Withholding. The COMPANY shall have the right to require PARTICIPANT to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state, local and foreign tax withholding requirements in respect of the settlement of the RESTRICTED STOCK UNITS. Unless PARTICIPANT is notified otherwise, the COMPANY will withhold SHARES of the COMPANY otherwise deliverable upon settlement of the RESTRICTED STOCK UNITS having a FAIR MARKET VALUE (as defined in the PLAN) on the date of settlement equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable federal, state, local and foreign income, employment and wage tax laws). Pursuant to the PLAN, the COMPANY reserves the right to notify PARTICIPANT prior to settlement of the RESTRICTED STOCK UNITS, that in lieu of the foregoing, the COMPANY may require that the minimum amount that must be withheld to comply with applicable federal, state, local and foreign income, employment and wage tax laws) be settled in cash either: (i) through the sale, on PARTICIPANT’s behalf on the open market, of a number of SHARES of the COMPANY required to cover such amount or (ii) at PARTICIPANT’s option, through a direct cash payment by PARTICIPANT to the COMPANY to cover such amount.

(E)    Rights as Holder of RESTRICTED STOCK UNITS. With respect to these RESTRICTED STOCK UNITS, PARTICIPANT shall have no rights as a stockholder of the COMPANY (including no right to vote or receive dividends) with respect to any SHARES of the COMPANY until the date of issuance to PARTICIPANT of a certificate or other evidence of ownership representing such SHARES in settlement thereof. In addition, dividend equivalents will not be paid or payable with respect to the RESTRICTED STOCK UNITS subject to this AGREEMENT until such date of issuance.

3.    Change of Control. Unless the BOARD or the COMMITTEE provides otherwise prior to a “Change of Control” (as such term is defined in the PLAN), upon a Change of Control, Section 9 of the PLAN shall govern the treatment of the RESTRICTED STOCK UNITS.

4.    Effect of Termination of Employment.
(A)    The grant of the RESTRICTED STOCK UNITS shall not confer upon PARTICIPANT any right to continue in the employment of the COMPANY or any of the subsidiaries or affiliates of the COMPANY or interfere with or limit in any way the right of the COMPANY or any of the subsidiaries or affiliates of the COMPANY to modify the terms of or terminate the employment of PARTICIPANT at any time in accordance with applicable law and the COMPANY’s or the subsidiary’s or affiliate’s governing corporate documents.

(B)    Except as the COMMITTEE may at any time provide, and subject to Section 4(E) of this AGREEMENT, if the employment of PARTICIPANT with the COMPANY and the subsidiaries and affiliates of the COMPANY is terminated for any reason other than death or “total disability” (as defined below) prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED STOCK UNITS shall be forfeited to the COMPANY.

(C)    If PARTICIPANT becomes totally disabled prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.

(D)    If PARTICIPANT dies while employed by the COMPANY or one of the subsidiaries or affiliates of the COMPANY prior to the lapsing of the RESTRICTED PERIOD applicable to any RESTRICTED STOCK UNITS, such RESTRICTED PERIOD shall immediately lapse and the RESTRICTED STOCK UNITS shall become fully vested.

(E)    Upon the retirement of PARTICIPANT, the COMMITTEE may, but shall not be required to, shorten or terminate the RESTRICTED PERIOD applicable to the RESTRICTED STOCK UNITS.

(F)    For purposes of this AGREEMENT, “total disability” shall have the definition set forth in the Abercrombie & Fitch Co. Long Term Disability Plan, which definition is incorporated herein by reference.

5.    Forfeiture of RESTRICTED STOCK UNITS.

(A)    In addition to the forfeiture provisions described in Section 3 of the NON-COMPETE, the RESTRICTED STOCK UNITS shall be subject to the following additional forfeiture conditions, to which PARTICIPANT, by accepting the RESTRICTED STOCK UNITS, agrees. If any of the events specified in Section 5(B)(i), (ii), (iii) or (iv) of this AGREEMENT occurs (a “FORFEITURE EVENT”), the following forfeiture will result:

(i)     any RESTRICTED STOCK UNITS held by PARTICIPANT and not then settled will be immediately forfeited and canceled upon the occurrence of the FORFEITURE EVENT; and

(ii)     PARTICIPANT will be obligated to repay to the COMPANY, in cash, within five business days after demand is made therefor by the COMPANY, the total amount of “AWARD GAIN” (as defined below) realized by PARTICIPANT upon each settlement of RESTRICTED STOCK UNITS that occurred on or after (x) the date that is twenty-four months prior to the occurrence of the FORFEITURE EVENT, if the FORFEITURE EVENT occurred while PARTICIPANT was employed by the COMPANY or a subsidiary or affiliate of the COMPANY, or (y) the date that is twenty-four months prior to the date PARTICIPANT’s employment by the COMPANY or a subsidiary or affiliate of the COMPANY terminated, if the FORFEITURE EVENT occurred after PARTICIPANT ceased to be so employed. For purposes of this Section 5, the term “AWARD GAIN” shall mean, in respect of any settlement of RESTRICTED STOCK UNITS granted to PARTICIPANT, the FAIR MARKET VALUE as of the applicable VESTING DATE of the cash and/or SHARES of the COMPANY paid or payable to PARTICIPANT (regardless of any elective deferrals).

(B)     The forfeitures specified in Section 5(A) of this AGREEMENT will be triggered upon the occurrence of any one of the following FORFEITURE EVENTS at any time during PARTICIPANT’s employment by the COMPANY or a subsidiary or affiliate of the COMPANY, or during the twenty-four-month period following termination of such employment:

(i)     PARTICIPANT, acting alone or with others, directly or indirectly, (I) engages, either as an employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless PARTICIPANT’s interest is insubstantial, in any business in an area or region in which the COMPANY or any subsidiary or affiliate of the COMPANY conducts business at the date the event occurs, which is directly in competition with a business then conducted by the COMPANY or a subsidiary or affiliate of the COMPANY; (II) induces any customer or supplier of the COMPANY or a subsidiary or affiliate of the COMPANY, with which the COMPANY or a subsidiary or affiliate of the COMPANY has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the COMPANY or any subsidiary or affiliate of the COMPANY; or (III) induces, or attempts to influence, any employee of or service provider to the COMPANY or a subsidiary or affiliate of the COMPANY to terminate such employment or service. The COMMITTEE shall, in its discretion, determine which lines of business the COMPANY and the subsidiaries and affiliates of the COMPANY conduct on any particular date and which third parties may reasonably be deemed to be in competition with the COMPANY or any subsidiary or affiliate of the COMPANY. For purposes of this Section 5(B)(i), PARTICIPANT’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and PARTICIPANT’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the COMMITTEE in its discretion, of less than five percent of the outstanding equity of the entity;

(ii)     PARTICIPANT discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the COMPANY or any subsidiary or affiliate of the COMPANY, any confidential or proprietary information of the COMPANY or any subsidiary or affiliate of the COMPANY, including but not limited to information regarding the COMPANY’s or any subsidiary’s or affiliate’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain (other than by PARTICIPANT’s breach of this provision), except as required by law or pursuant to legal process, or PARTICIPANT makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the COMPANY or any of the subsidiaries or affiliates of the COMPANY or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process;

(iii)     PARTICIPANT fails to cooperate with the COMPANY or any subsidiary or affiliate of the COMPANY in any way, including, without limitation, by making PARTICIPANT available to testify on behalf of the COMPANY or such subsidiary or affiliate of the COMPANY in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the COMPANY or any subsidiary or affiliate of the COMPANY in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the COMPANY or such subsidiary or affiliate of the COMPANY, as reasonably requested; or

(iv)    PARTICIPANT, during the period PARTICIPANT is employed by the COMPANY or any subsidiary or affiliate of the COMPANY and for twenty-four months thereafter (the “NON-SOLICITATION PERIOD”), alone or in conjunction with another person, (I) interferes with or harms, or attempts to interfere with or harm, the relationship of the Company or any subsidiary or affiliate of the COMPANY with any person who at any time was a customer or supplier of the Company or any subsidiary or affiliate of the COMPANY or otherwise had a business relationship with the Company or any subsidiary or affiliate of the COMPANY; or (II) hires, solicits for hire, aids in or facilitates the hire, or causes to be hired, either as an employee, contractor or consultant, any person who is currently employed, or was employed at any time during the six-month period prior thereto, as an employee, contractor or consultant of the Company or any subsidiary or affiliate of the COMPANY.

(C)    Despite the conditions set forth in this Section 5 but subject to the provisions of the NON-COMPETE, PARTICIPANT is not hereby prohibited from engaging in any activity set forth in Section 5(B)(i) of this AGREEMENT, including but not limited to competition with the COMPANY and the subsidiaries and affiliates of the COMPANY. Rather, the non-occurrence of the FORFEITURE EVENTS set forth in Section 5(B) of this AGREEMENT is a condition to PARTICIPANT’s right to realize and retain value from the RESTRICTED STOCK UNITS, and the consequences under the PLAN and this AGREEMENT if PARTICIPANT engages in an activity giving rise to any such FORFEITURE EVENTS are the forfeitures specified therein and as otherwise provided in this AGREEMENT. The COMPANY and PARTICIPANT shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 5(A) and 5(B) of this AGREEMENT, including the NON-COMPETE. For purposes of clarity, this Section 5(C) shall not affect the COMPANY’S and PARTICIPANTS rights and obligations under the NON-COMPETE.

(D)    The COMMITTEE may, in its discretion, waive in whole or in part the COMPANY’s right to forfeiture under this Section 5, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the COMPANY.

(E)    In addition to the above, PARTICIPANT agrees that any of the conduct described in Sections 5(B)(ii) and (iv) of this AGREEMENT would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law. PARTICIPANT agrees that in the event of such occurrence or any threat thereof, the Company shall be entitled to an immediate injunction and restraining order to prevent such conduct and threatened conduct and/or continued conduct by PARTICIPANT and/or any and all persons and/or entities acting for and/or with PARTICIPANT, and without having to prove damages and to all costs and expenses incurred by the Company in seeking to enforce the COMPANY’s rights under this Agreement. These remedies are in addition to any other remedies to which the Company may be entitled at law or in equity. PARTICIPANT agrees that the covenants of PARTICIPANT contained in Section 5(B) of this AGREEMENT are reasonable. For the same reasons, the COMPANY shall be entitled to an immediate injunction without having to prove damages to enforce the COMPANY’s right to forfeit the RESTRICTED STOCK UNITS pursuant to Section 5(C) for a violation of Section 5(B)(i).

(F)    This Section 5(F) shall apply only if PARTICIPANT was granted the RESTRICTED STOCK UNITS under this AGREEMENT pursuant to the achievement of a performance goal under Section 7 of the PLAN. If the COMMITTEE determines that the earlier determination as to the achievement of the performance goal was based on incorrect data and that in fact the performance goal had not been achieved or had been achieved to a lesser extent than originally determined and a number of the RESTRICTED STOCK UNITS would not have been granted, given the correct data, then (i) the aggregate number of RESTRICTED STOCK UNITS set forth in Section 1 of this AGREEMENT shall be reduced by such number of RESTRICTED STOCK UNITS that would not have been granted (such RESTRICTED STOCK UNITS, the “EXCESS RSUs”), (ii) any EXCESS RSUs that have not yet vested in accordance with the terms of this AGREEMENT shall be forfeited and (iii) any SHARES of the COMPANY received upon settlement of vested EXCESS RSUs (or if such SHARES were disposed of, the cash equivalent) shall be returned to the COMPANY as provided by the COMMITTEE.

6.    Restrictions on Transfers of SHARES. Anything contained in this AGREEMENT or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of SHARES of the COMPANY upon any settlement of the RESTRICTED STOCK UNITS until completion of any stock exchange listing or registration or other qualification of such SHARES under any state, federal or foreign law, rule or regulation as the COMPANY may consider appropriate; and may require PARTICIPANT in connection with the issuance of the SHARES to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the SHARES in compliance with applicable laws, rules and regulations. SHARES of the COMPANY issued and delivered upon settlement of the RESTRICTED STOCK UNITS shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable laws, rules and regulations.

7.    PLAN as Controlling; PARTICIPANT Acknowledgments. All terms and conditions of the PLAN applicable to the RESTRICTED STOCK UNITS which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. PARTICIPANT acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN. PARTICIPANT also acknowledges that all decisions, determinations and interpretations of the COMMITTEE in respect of the PLAN, this AGREEMENT and the RESTRICTED STOCK UNITS shall be final, conclusive and binding on PARTICIPANT, all other persons interested in the PLAN and stockholders of the COMPANY.

8.    Governing Law. To the extent not preempted by applicable federal or foreign law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware, except with respect to provisions relating to the covenants set forth in Section 5 of this AGREEMENT, which shall be governed by the laws of the State of Ohio.

9.    Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of PARTICIPANT enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

10.    Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.

11.    Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

12.    Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

13.    Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, together with the NON-COMPETE, constitute the entire agreement between the COMPANY and PARTICIPANT in respect of the subject matter of this AGREEMENT, and this

AGREEMENT, together with the NON-COMPETE, supersede all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of PARTICIPANT, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. Other than as set forth in Section 11(e) of the PLAN, no change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.

14.    Successors and Assigns of the COMPANY. The obligations of the COMPANY under this AGREEMENT shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the COMPANY, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the COMPANY.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and PARTICIPANT has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:

ABERCROMBIE & FITCH CO.
By:
It's	Senior Vice President
Title	Human Resources

PARTICIPANT:

Printed Name: [Participant Name]

Address:

[Acceptance Date]

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